EXHIBIT 10.9
                                 LEASE AGREEMENT
                                 ---------------

     THIS LEASE AGREEMENT ("Lease") made as of the 1st day of March, 2002 by and between SARGENT REALTY, a Division of Sargent Art, Inc., ("Landlord"), with mailing address at 100 East Diamond Avenue, Hazleton, Luzerne County, Pennsylvania, 18201

                                      A N D

Armitec Inc. (owner) and Jack Young Inc., ("Tenant"), with mailing address at 1295 West Garmon Rd., NW, Atlanta, Georgia 30327.

                                   WITNESSETH:

     THAT FOR THE CONSIDERATION of the mutual covenants and agreements herein contained, the parties hereto do hereby covenant and agree as follows:

                                    ARTICLE 1
                           DEFINITIONS AND ATTACHMENTS

Section 1.1. Certain Defined Terms.
     As used herein, the terms:

     A. "Landlord's Building" means the industrial building of the Landlord located at East Diamond Avenue and Cedar Streets, Hazleton, Luzerne County, Pennsylvania.

     B. "Tenant's Premises" means all that 58,000 square foot portion of the industrial building outlined on "Exhibit "A" attached hereto.

     C. "Permitted Use" means operation of a manufacturing facility.

Section 1.2. Attachments.

     The following document is attached hereto, and such documents shall be deemed to be a part hereof.

     "Exhibit "A" - Tenant's Premises.

                                   ARTICLE II.
                                    PREMISES

Section 2.1. Length of Term.
     Landlord hereby leases to Tenant, and Tenant hereby takes from Landlord, the Premises for the Term and at the Rent hereinafter described.

     The Term of this Lease shall be for twenty-two (22) months following the commencement date.

Section 2.2. Renewal.
     At the expiration of the Term hereof, with this Lease then being in full force and effect, and the Tenant having fully performed all of its Terms and conditions, the Tenant shall have the option to extend this Lease upon the same

Terms and conditions for a further Term of three (3) years from the termination date of the original Lease period, with an increase of see page 20 percent for each additional year of the three (3) year renewal term.

                                  ARTICLE III.
                                      RENT

Section 3.1. Rent Payable.
     The Rent shall be $107,300.04 payable monthly in the amount of $8,941.67 per month on or before the first day of each month, at the office of the Landlord or such other address as shall be designated in writing by Landlord from time to time, without any prior demand therefor and without any deduction or offset whatsoever, except as may specifically be permitted herein.

     Tenant shall pay all Rent when due and payable, without any offset, deduction or prior demand thereof whatsoever. Any payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be treated as payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice or any other rights or remedies which Landlord may have against Tenant.

Section 3.2. Additional Rent.
     Tenant shall pay as Additional Rent any money required to be paid as such pursuant to the provisions of this lease, as well as all other sums of money or charges required to be paid by Tenant under this Lease, whether or not the same shall be designated "Additional Rent." If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless, if not paid when due, be collectible as Additional Rent with the next installment of Rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any remedy of Landlord.

                                   ARTICLE IV.
                      PERSONAL GUARANTY & SECURITY DEPOSIT

Section 4.1. Personal Guaranty.
     Tenant agrees to provide the written personal guaranty of ____________, , its __________ in the amount of $ _______ Dollars, upon execution of this Lease Agreement, said guaranty to be in full force and effect during the term of the Lease. Said guaranty shall be returned by Landlord upon the termination of the Lease, after payment of all sums due Landlord.

Section 4.2. Security Deposit.
     Tenant hereby deposits with Landlord the sum of $__________ to be held as security for the full and faithful performance by Tenant of Tenant's obligations under this Lease and for the payment of damages to the demised Premises. The security deposit shall be returned by Landlord to Tenant at the termination of the Lease, after payment of all sums due Landlord.

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                                   ARTICLE V.
              IMPROVEMENTS; ALTERATIONS; RELOCATION; AND RENOVATION

Section 5.1. Mechanic's Lien.
     No work which Landlord permits Tenant to do pursuant to this Lease, whether in the nature of erection, construction, alteration or repair, shall be deemed to be for the immediate use and benefit of the Landlord so that no mechanic's or other lien shall be allowed against the estate of Landlord by reason of any consent given by Landlord to Tenant to improve the Premises Tenant shall pay promptly all persons furnishing labor or materials with respect to any work performed by Tenant or its contractor on or about the Premises. In the event any mechanic's or other lien shall at any time be filed against the Premises by reason of work, labor, services or materials performed furnished, or alleged to be performed or furnished, to Tenant or to anyone holding the Premises through or under Tenant, Tenant shall forthwith cause the same to be discharged of record or bonded to the satisfaction of Landlord. If Tenant shall fail to cause such lien forthwith to be so discharged or bonded after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord including reasonable attorney's fees incurred by Landlord in procuring the discharge of such lien, together with interest thereon at the Default Rate, shall be due and payable by Tenant to Landlord as Additional Rent.

Section 5.2. Tenant's Trade Fixtures.
     All trade fixtures and apparatus (as distinguished from leasehold improvements) owned by Tenant and installed in the Premises shall remain the property of Tenant, and shall be removable at any time, including upon the expiration of the Term; provided Tenant shall not at such time be in default of any terms or covenants of this Lease; and provided further that Tenant shall repair any damage to the Premises caused by the removal of said fixtures. If Tenant is ill default, Landlord shall have the benefit of any applicable lien on Tenant's property located in or on the Premises as may be permitted under the laws of Pennsylvania, and in the event such lien is asserted by Landlord in any manner or by operation of law, Tenant shall not remove or permit the removal of said property until the lien has been removed and all defaults have been cured.

                                   ARTICLE VI.
                           USE AND OCCUPANCY BY TENANT

Section 6.1. Prompt Occupancy and Use.
     Tenant shall occupy the Premises upon the commencement of the Term and thereafter will continuously use the Premises for the Permitted Use and for no other purpose whatsoever; and Tenant further agrees to conduct its business in the Premises under Tenant's professional name or professional name except such as may be first approved by Landlord in writing; and Tenant further agrees that the use is to be for commercial purposes only and may never be used at any time for residential or other purposes.

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                                  ARTICLE VII.
                             REPAIRS AND ALTERATIONS

Section 7.1. Repairs To Be Made By Landlord.
     Landlord agrees that it will make or cause to be made during the term, all structural repairs and replacements to exterior walls, columns and roof of the Premises.

Section 7.2. Repairs To Be Made By Tenant.
     After commencement of the Term, all repairs to the Premises and/or any installations, equipment or facilities therein, shall be made by Tenant at its expense. Without limiting the generality of the foregoing, Tenant will keep the interior of the Premises, together with all electrical, plumbing and other mechanical installations therein in good order and repair and will make all replacements from time to time required thereto at its own expense; and will surrender the Premises at the expiration of the Term or at such other time as it may vacate the Premises in as good condition as at Commencement Date, excepting depreciation caused by ordinary wear and tear, damage by Casualty (other than such damage by casualty which is caused by the negligence of Tenant, its agents, concessionaires, officers, employees, contractors, licensees or invitees, and which is not wholly covered by Landlord's hazard insurance policy), unavoidable accident or Act of God. Tenant will not overload the electrical wiring servicing the Premises, and will install at its expense any additional electrical wiring which may be required in connection with Tenant's apparatus. Any damage or injury sustained by any person because of mechanical, electrical, plumbing or any other equipment or installations, whose maintenance and repair shall be the responsibility of Tenant shall be paid for by Tenant and. Tenant shall indemnify and hold Landlord harmless from and against all claims, actions, damages and liability in connection therewith, including, but not limited to attorney's and other professional fees, and any other cost which Landlord might reasonably incur.

Section 7.3. Damage to Premises.
     Tenant will repair promptly at its expense any damage to the Premises, and, upon demand, shall reimburse Landlord (as Additional Rent) for the cost of the repair of any damage of property of Landlord caused by bringing into the Premises any property for Tenant's use, or by the installation or removal of such property, regardless of fault or by whom such damage shall be caused (unless caused by Landlord, its agents, employees or contractors); and in default of such repairs by Tenant, at the expiration of thirty (30) days after notice to Tenant, Landlord may make or cause the same to be made and Tenant agrees to pay to Landlord promptly upon Landlord's demand, as Additional Rent the cost thereof with interest thereon at the Default Rate until paid.

Section 7.4. Alterations by Tenant.
     Tenant may make such alterations, renovations or improvements or cause to be installed such trade fixtures, floor covering, interior lighting, plumbing fixtures, or any other installations in, on or to the Premises or any part thereof as are reasonably necessary for the proper, efficient, and attractive operation of its business. Tenant agrees not to make any structural alterations, or to allow anything other than incidental cutting or drilling into any part of the Premises without Landlord's approval, which approval shall not be unreasonably withheld.

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Section 7.5. Roof and Walls.
     Landlord shall have the exclusive right to use all or any part of the roof of the Premises for any reasonable purpose; to erect additional stories or other structures over all or any part of the Premises; to erect in connection with the construction thereof temporary scaffolds and other aids to construction on the exterior of the Premises, provided that access to the Premises shall not be denied; and to install, maintain, use, repair and replace within the Premises pipes, ducts, conduits, wires and all other mechanical equipment, the same to be in location within the Premises as will not unreasonably deny Tenant's use thereof Landlord may make any use it desires of the side or rear walls of the Premises, provided that such use shall not encroach on the interior of the Premises.

                                  ARTICLE VIII.
                     OPERATIONS AND MAINTENANCE OF PREMISES

Section 8.1. Operations and Maintenance by Tenant.
     In regard to the use and occupancy of the Premises, Tenant will at its expense:

     (a) Keep the inside and outside of all glass in the doors and windows of the Premises clean;

     (b) Keep all exterior surfaces of the Premises clean and in good condition;

     (c) Replace promptly any cracked or broken glass of the Premises with glass of like kind and quality;

     (d) Keep any garbage, trash, rubbish or other refuse in rat-proof containers within the interior of the Premises until removed;

     (e) Have such garbage, trash, rubbish and refuse removed on a weekly basis;

     (f) Keep all mechanical apparatus free of vibration and notice which may be transmitted beyond the Premises;

     (g) Remove all waste in accordance with accepted procedures pertaining to such waste.

Section 8.2. Surrender of Premises.
     At the expiration of the tenancy hereby created, Tenant shall surrender the in the same condition as the Premises were upon delivery of possession thereto under this Lease, reasonable wear and tear and damage by unavoidable casualty excepted, and shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of Rent and shall inform Landlord of all combinations of locks, safes and vaults, if any, in the Premises. Tenant shall, if requested by Landlord, remove all of its trade fixtures and shall repair any damage to the Premises caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.


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                                   ARTICLE IX.
                             INSURANCE AND INDEMNITY

Section 9.1. Indemnification of Landlord.
     Tenant shall indemnify Landlord and save it harmless from and against any and all claims, actions, damages, liability and expense, including but not limited to attorney's and other professional fees, in connection with the loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises, or the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, lessees or concessionaires. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, the Tenant shall protect or hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in enforcing the covenants and agreements in this Lease.

Section 9.2. Indemnification of Tenant.
     Landlord shall indemnify Tenant and save it harmless from and against any and all claims, actions, damages, liability and expense, including but not limited to, attorney's fees and other professional fees in conjunction with the loss of life, personal injury and./or damage to property arising from out of any occurrence in, upon, or at the Premises, or the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Landlord, its agents, contractors, employees, servants, lessees, and concessionaires. In case Tenant shall, without fault on its part, be made a party to any litigation commenced by or against Landlord, the Landlord shall protect and hold Tenant harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation. Landlord shall also pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Tenant in enforcing the covenants and agreements in this Lease.

Section 9.3. Landlord Not Responsible for Acts of Others.
     Landlord shall not be responsible or liable to Tenant, or to those claiming by, through or under Tenant, for any loss or damage which may be occasioned by or through the acts or omissions of persons occupying space adjoining the Premises or any part of the Premises adjacent to or connecting with the Premises or otherwise, or for any loss or damage resulting by Tenant, or those claiming by, through or under Tenant, or its or their property, from the breaking bursting, stoppage or leaking of electrical cable and wires, and water, gas, sewer, or steam pipes. To the maximum extent permitted by law, Tenant agrees to use and occupy the Premises, at Tenant's own risk.

Section 9.4. Tenant's Insurance.
     At all times after the execution of this Lease, Tenant will take out and keep in force, at its expense:

     (a) all-risk casualty insurance, written at replacement cost value and with replacement cost endorsement, covering all of Tenant's personal property in the Premises (including, without limitation, inventory,


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          trade fixtures, floor covering, furniture and other property removable by Tenant under the provisions of this Lease) and all leasehold improvements installed in the Premises by Tenant; and

     (b) if and to the extent required by law, workmen's compensation or similar insurance in form and amounts required by law.

                                   ARTICLE X.
                                    UTILITIES

Section 10.1. Water, Electricity, Telephone and Sanitary Sewer.
     Landlord will provide at points in or near the Premises the facilities necessary to enable Tenant to obtain for the premises, water, electricity, telephone and sanitary sewer service. With regard to sewer charges, Tenant agrees to pay the sum of One and 85/100 ($1.85) per one thousand (1,000) gallons per month as presently metered with automatic increases charged from time to time by the Greater Hazleton Joint Sewer Authority. Tenant agrees to pay any and all water charges that may be imposed or assessed by the Hazleton City Authority-Water Department for water either for manufacturing or otherwise at rates in effect at the time this Lease is executed, or as thereafter metered with automatic increases charged from time to time by the Hazleton City Authority-Water Department. Tenant shall pay annually fire alarm inspection and water standby charges of Two ($.02) cents per foot, with automatic increase charges when rates at increased by the Fire Alarm System Company retained from time to time by the Landlord, or when rates for water standby charges are increased by the Hazleton City Authority-Water Department. When fuel used to heat the building during the heating season (October 15 through April 15) exceeds twenty percent (20%), based on a combined fuel cost bill at the beginning of each heating season and available to Tenant upon Tenant's request, Tenant shall pay Tenant's prorata share of that increase based upon ____________ square feet of gross leasable space in the building. Landlord, in its sole discretion, may alter from time to time the method and source of supply of electricity to the Premises and Tenant shall execute and deliver such documents or instruments as Landlord shall deem to be necessary or desirable in order to effect such alteration, so long as the business of Tenant is not materially disturbed., Tenant shall pay all charges for electricity as billed by Landlord as additional rent.

                                   ARTICLE XI.
                      FINANCING REQUIREMENTS OF THE PARTIES

Section 11.1. Subordination.
     To the extent that Tenant requires mortgage financing for its construction of leasehold improvements on the Premises at any time during the Term of this Lease, and Tenant is not otherwise in violation of any Term or provision of this Lease, Landlord agrees to subordinate its rights in and to said leasehold improvements to and in favor of the mortgage of Tenant. Tenant agrees that, in consideration of Landlord's agreement to subordinate, that it will. secure in any such financing, an affirmative covenant from its Lender allowing Landlord the opportunity to cure any default of Tenant and thereafter, pursue such remedies against Tenant under the terms of this Lease.

     To the extent that any mortgagee of Landlord elects, such mortgagee upon notice to Tenant of the default of Landlord shall be entitled to receive from


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Tenant  all  future  rent  in the  performance  of all of  Tenant's  obligations hereunder, whether to cure any default of Landlord of its obligation under the mortgage or in exercise of its reversionary rights under any such mortgage instrument.

Section 11.2. Attornment.
     If any person shall succeed to all or part of Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of Lease, or otherwise, and if so requested or required by such successor in interest, Tenant shall attorn to such successor in interest and shall execute such agreement in confirmation of such attornment as such successor in interest shall reasonably request.

Section 11.3. Execution of Estoppel Certificate.
     At any time and from time to time upon the written request of Landlord or any mortgagee, Tenant within ten (10) days of the date of such written request, agrees to execute and deliver to the Landlord and/or such mortgagee, without charge and in a form satisfactory to Landlord and/or such mortgagee, a written statement: (a) ratifying this Lease; (b) confirming the commencement and expiration dates of the term of the Lease; (c) certifying that Tenant is in occupancy of the demised premises, and that Lease is in full force and effect and has not been modified, assigned, supplemented or amended except by such writings as shall be stated; (d) certifying that all conditions and agreements under this Lease to be satisfied or performed by Landlord have been satisfied or performed except as shall be stated; (e) certifying that Landlord is not in default under the Lease and there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating the defaults and/or defenses claimed by Tenant; (f) reciting the amounts of rent, if any, paid by Tenant and the date that such rent has been paid; (g) reciting the amount of security deposited with Landlord, if any, and (h) any other information which Landlord or the mortgagee shall require.

                                  ARTICLE XII.
                            ASSIGNMENT AND SUBLETTING

Section 12.1. Landlord's Consent Required.
     Tenant shall not assign this Lease, in whole or in part, nor sublet all or any part of the Premises, nor license concessions or lease departments therein, without first obtaining the consent of Landlord. This prohibition includes any subletting or assignment which would otherwise occur by operation of law, merger, consolidation, reorganization, transfer or other change of Tenant's corporation or proprietary structure, or an assignment or subletting to or by a receiver or trustee in any Federal or state bankruptcy insolvency, or other proceedings. Consent by Landlord to any assignment of subletting shall not constitute a waiver of the requirement for such consent to any subsequent assignment of subletting.

Section 12.2. Acceptance of Rent from Transferee.
     The acceptance by Landlord of the payment of Rent following any assignment or other transfer prohibited by this Article shall not be deemed to be a consent by Landlord to any such assignment or such assignment or other transfer nor shall the same be deemed to be a waiver of any right or remedy of Landlord hereunder.


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

                                  ARTICLE XIII.
                             DAMAGE AND DESTRUCTION

Section 13.1. Landlord's Obligation to Repair and Reconstruct.
     If the Premises shall be damaged by fire, the elements, accident or other casualty (any of such causes being referred to herein as "a Casualty"), but the Premises shall not be thereby rendered wholly or partially untenantable, Landlord shall promptly cause such damage to be repaired and there shall be no abatement of Rent. If, as a result of Casualty, the Premises shall be rendered wholly or partially untenantable, then, subject to the provisions of Section
16.2 Landlord shall cause such damage to be repaired and all Rent (other than any Additional Rent due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be abated proportionately as to the portion of the Premises rendered untenantable during the period of such untenantability. Landlord's obligation to repair shall be limited to the construction of the structure, demising walls, roof, slab and utility services as originally provided. Landlord shall not be liable for interruption to Tenant's business or for damage to or replacement or repair of Tenant's personal property (including, without limitation, inventory, trade fixtures, floor covering, furniture and other property removable by Tenant under the provisions of this Lease or to any leasehold improvements installed in the Premises by Tenant all of Which damage, replacement or repair shall be undertaken and completed by Tenant promptly.

Section 13.2. Landlord's Option to Terminate Lease.
     If the Premises are (a) rendered wholly untenantable, or (b) damaged as a result of arty cause which is not covered by Landlord's insurance or (c) damaged or destroyed in whole or in part during the last one (1) year of the Term, or if Landlord's Building is damaged to the extent of twenty-five percent (25%) or more of the Gross Leasable Area thereof, then in any of such events, Landlord may elect to terminate this Lease by giving to Tenant notice of such election within thirty (30) days after the occurrence of such event. If such notice is given, the rights and obligations of the parties shall cease as of the date of such notice, and Rent (other than any Additional Rent due Landlord by reason of Tenant's failure to perform any of its obligations hereunder) shall be adjusted as of the date of such termination.

Section 13.3. Demolition of Landlord's Building.

     If Landlord's Building shall be so substantially damaged that it is reasonably necessary, in Landlord's judgment, to demolish such Building for the purpose of reconstruction, Landlord may demolish the same in which event the Rent shall be abated to the same extent as if the Premises were rendered untenantable by a Casualty.

                                  ARTICLE XIV.
                                DEFAULT OF TENANT

Section 14.1. Events of Default.
     Any one or more of the following events shall constitute an "Event of Default":

     (1) if Tenant fails to pay any Rent, Additional Rent or any other sum of money due hereunder within thirty (30) days after the same shall be due; or


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

     (2) if Tenant fails fully and faithfully to perform any of the other covenants of this Lease on Tenant's part to be performed hereunder and such failure shall continue for the period within which performance is required to be made by specific provision of this Lease or, if no such period is so provided, for twenty (20) days after the date of notice from Landlord to Tenant specifying the nature of said default, or, if the default so specified shall be of such a nature that the same cannot be reasonably cured for remedied within said twenty (20) day period, if Tenant shall not in good faith have commenced the curing or remedying of such default within such twenty (20) day period and shall not thereafter diligently proceed therewith to completion; or

     (3) if by order of court of competent jurisdiction, a receiver or liquidator or trustee of Tenant or any guarantor of this Lease, or of any of its property, shall be appointed and shall not have been discharged within ninety (90) days, provided Tenant is in compliance with the other Terms and provisions of this Lease Agreement, or if by decree of a court of competent jurisdiction Tenant or any such grantor shall be adjudicated bankrupt or insolvent, or any of its property shall have been sequestered, and such decree shall have continued undischarged and unstayed for thirty (30) days after the entry thereof, or if any proceedings under the Federal Bankruptcy Act or any similar statute applicable to Tenant or any such guarantor, as nor or hereafter in effect, shall be instituted by or against it and shall not be dismissed within thirty (30) days after such filing, or if Tenant or any such guarantor shall institute any such proceeding or shall consent to the institution of any such proceeding against it under any such law, or if Tenant or any such guarantor shall consent to the appointment of a receiver or liquidator or trustee of it or of all or any part of its property, or

     (4)  if Tenant shall admit in writing its  inability to pay debts when due;
          or

     (5) if Tenant shall have abandoned the Premises or suffers this Lease to be taken under any writ of execution or similar legal process; or

     (6) if Tenant shall fail to continuously use and occupy the Premises as required by this Lease; or

     (7) if there shall be recorded against Tenant a lien by any taxing authority (including by way of example and/or by way of limitation, the Internal Revenue Service Pennsylvania Department of Revenue, Pennsylvania Unemployment Compensation Fund or any municipal or township authority) in a slim in excess of One Hundred and no/100 ($100.00) Dollars, or a judgment by any party in an amount greater than One Thousand and no/100 ($1,000.00) Dollars and such lien or judgment shall not have been satisfied, discharged, appealed or bonded over within ninety (90) days following entry of said lien or judgment.

Section 14.2. Additional Remedies of Landlord.
     (a) Upon the occurrence of any Event of Default, and whether or not Landlord elects to re-enter, as herein provided, or to take possession pursuant to legal proceedings or to any notice provided for by law, Landlord may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and relet said Premises or any part thereof upon such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rentals received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and costs of such alterations and repairs; third, to the payment of Rent due and unpaid hereunder, and the balance, if any, shall be held by Landlord and applied in payment of future Rent as the same may become due and payable hereunder. If such rental received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reentry or taking possession of said Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination., Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

               Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises, reasonable attorney's fees, and the worth at the time of such termination of the excess, if any, of the amount of Rent for the remainder of the stated term over the then reasonable rental value of the Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the Rent which would be payable by Tenant hereunder, subsequent to default, the annual Rent for each year of the unexpired terms shall be equal to the average Rent paid by Tenant from the Commencement Date to the time of default, or during the proceeding three (3) full calendar years, whichever period is shorter.

     (b) In the event of a breach or a threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedies under this Lease, now or hereafter existing at law or in equity or by statute.

     (c) Tenant hereby expressly waives the service of notice of intention to re-enter or to institute legal proceedings to that end and any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise. The words "re-enter" and "re-entry" as used in this Lease are not restricted to other technical legal meaning.

Section 14.3. Confessions of Judgment.
     WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE SELLER.

     (a) Upon the occurrence of any Event of Default which is not cured by Tenant within the period of time provided herein, Tenant hereby empowers any Prothonotary or any attorney of any court of record within the United States or elsewhere to appear for Tenant, with declaration filed, and confess judgment against Tenant in favor of Landlord, its successors and assigns, as of any term, for any determined amount to which Landlord would be entitled as damages, under any of the provisions herein including also an attorney's fee for collection of the same of five percent (5%) of the total amount of such damages, together with costs of suit, and Tenant hereby waives all errors, defects and imperfections in entering said judgment or in any writ, process of proceeding thereon or thereto or in any wise touching or concerning the same; and for the confession and entry of such judgment, this Lease or a true and correct copy thereof shall be sufficient warrant and authority. The authority and power contained herein shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid time to time and as often there is an occurrence of any Event of Default which is not cured by Tenant as provided herein; and furthermore such authority and power may be exercised during the original term and any extension or renewal thereof, or after the expiration or earlier termination of the term hereof.

     (b) When this Lease shall be terminated or canceled by reason of the breach of any provision hereof, either during the original term of this Lease, any renewal thereof, and also as soon as the term hereby created or any renewal thereof shall have expired, it shall be lawful for any attorney for Tenant to file an agreement for entering in any court of competent jurisdiction an amicable action and confession of judgment in ejectment against Tenant and all persons claiming under Tenant for the recovery by Landlord of possession of the Premises for which this Lease or a true or correct copy thereof shall be sufficient warrant whereupon, if Landlord so desires, a writ of possession may issue forthwith, without any prior writ or proceeding whatsoever and provided that if for arty reason after such action shall have been commenced the same shall be terminated and possession remain in and be restored to Tenant, Landlord shall have the right upon any subsequent default or defaults, or upon the termination or cancellation of this Lease as hereinbefore set forth, to bring one or more amicable action or actions as hereinbefore set forth to recover possession as aforesaid.

Section 14.4. Waiver of Trial by Jury and Counterclaims.
     The parties hereto shall and they do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or proceedings for the non-payment of Rent, Tenant will not interpose any counterclaim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of Tenant's right to assert such claims in any separate action or actions brought by Tenant.

Section 14.5.     Waiver of Right of Redemption.
         Tenant hereby expressly waives any and all rights of redemption granted by or under arty present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants or conditions of this lease, or otherwise.

Section 14.6. Additional Waivers.
     Tenant expressly waives:

     (a) The benefit of all laws, now or hereinafter in force, exempting any goods on the Premises, or elsewhere, from distraint, levy or sale in any legal proceedings taken by Landlord to enforce any rights under this Lease;

     (b) The benefit of all laws now made or which may hereafter be made regarding any limitation as to the goods upon which, or the time within which, distress is to tie made after the removal of goods, and further relieves Landlord of the obligation of proving or identifying such goods, it being the purpose and. intent of this provision that all goods of Tenant, whether upon the Premises or not, shall tie liable to distress for Rent;

     (c) The right to issue a writ of replevin for the recovery of any goods seized under a distress for Rent or levy upon an execution for Rent, damages or otherwise;

     (d) The right to delay execution on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this Lease and any right to have the same appraised, and Tenant authorizes any Prothonotary or clerk to enter a writ of execution or other process upon Tenant's voluntary waiver and further agrees that said real estate may be sold on a writ of execution or other process;

     (e) All rights under the Landlord and Tenant Act of 1951, and all supplements and amendments thereto, hereby authorizing the sale of any goods distrained for Rent at any time after ten (10) days from said distraint without any appraisement and condemnation thereof, and

Section 14.7. Rights and Obligations under the Bankruptcy Code.
     The following shall be in addition to and not in abrogation of any other legal or equitable right or remedy which Landlord may have;

     (a) Upon the filing of a petition by or against Tenant under the Bankruptcy Code, Tenant, as debtor and as debtor in possession, and any trustee who may be appointed agree as follows: (i) to perform each and every obligation of Tenant under this Lease until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court; and (ii) to pay monthly in advance on the first
          (1st) day of each month as reasonable compensation for use and occupancy of the Premises an amount equal to all Rent; and (iii) to reject or assume this Lease within ninety (90) days of the filing of such petition under the Bankruptcy Code; and (iv) to give Landlord at least sixty (60) days prior written notice of any proceeding relating to any assumption of this Lease; and (v) to give at least sixty (60) days prior written notice of any abandonment of the Premises and such abandonment to be deemed a rejection of this Lease; and (vi) to do all other things of benefit to Landlord otherwise required under the Bankruptcy Code; and (vii) to be deemed to have rejected this Lease in the event of the failure to comply with any of the above; and (viii) to have consented to the entry of an order by an appropriate United States Bankruptcy Court providing all of the above, waiving notice and hearing of the entry of same.

     (b) No default of this Lease by Tenant, either prior to or subsequent to the filing :)f such a petition, shall be deemed to have been waived unless expressly done so in writing by Landlord.

     (c) It is understood and agreed that this is a Lease of non-residential real property as such a Lease is described or referred to in the Bankruptcy Code.

     (d) Included within and in addition to any other conditions or obligations imposed upon Tenant or its successor in the event of assumption and/or assignment are the following: (i) the cure of any monetary defaults and the reimbursement of pecuniary loss within not more than thirty
          (30) days of assumption and/or assignment; and (ii) the deposit of an additional sum equal to three (3) months' Rent; and (iii) the use of the Premises as set forth in this Lease; and (iv) the prior written consent of any mortgagee to which this Lease has been assigned as collateral security; and (v) the Premises, at all times, remain a single store and no physical changes of any kind may be made to the Premises unless in compliance with the applicable provisions of this Lease.

                                   ARTICLE XV.
                               ACCESS BY LANDLORD

Section 15.1. Right of Entry.
     Landlord or Landlord's agents shall have the right to enter the Premises at all times to examine the same and to show them to prospective purchasers or tenants of the building, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said Premises that may be required therefor without the same constituting an eviction of Tenant, in whole or in part, and the Rent reserved shall be in no wise abated while said repairs, alternations, improvements or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. During the three (3) months prior to the expiration of the term of this Lease or any renewal term thereof, Landlord may exhibit the Premises to prospective tenants or purchasers, and place upon the Premises the usual notices "To Let," "For Rent" or "For Sale," which notices Tenant shall permit to remain thereon without molestation or protest. If Tenant shall not be personally present to open and permit an entry into said Premises at any time when, for any reason, including notice from Police or Fire of the necessity of access, entry therein shall be necessary or permissible, by Landlord or Landlord's agents may be made by any means, including forcibly entering the same, without rendering Landlord or such agents liable therefor, and without in any manner affecting the obligations and covenants of this Lease. This emergency access shall be available notwithstanding the violation of any security system that has been installed by Tenant. Nothing herein contained, however, shall be deemed or construed to impose upon landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the building or any part thereof, except as otherwise herein specifically provided.

Section 15.2. Excavation.
     If an excavation shall be made upon land adjacent to the Premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation license to enter upon the Premises for the purpose of doing such work as Landlord shall deem necessary to preserve the wall or the building of which the Premises form a part from injury or damage and to support the same by proper foundations, without any claim for damages or indemnification against Landlord or diminution or abatement of Rent.

                                  ARTICLE XVI.
                                TENANT'S PROPERTY

Section 16.1. Taxes on Leasehold.
     Tenant shall be responsible for and shall pay before delinquency all city, county or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the Premises by Tenant.

Section 16.2. Loss and Damage.
     Landlord shall not be responsible for any damage to the property of Tenant or of others located on the Premises, nor for the loss of or damage to any property of Tenant or of other by theft or otherwise, unless caused by acts or omissions of Landlord. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Premises or from the pipes, appliances or plumbing works or from the roof, street or sub-surface or from any other place or by dampness or by any other cause or nature whatsoever. Landlord shill not be liable for any such damage caused by other persons in the Premises, occupants of adjacent property, or the public, or caused by operations in construction of any private, public or quasi-public work.

Section 16.3. Notice by Tenant.
     Tenant shall give immediate notice to Landlord in case of fire or accident in the Premises or in the building of which the Premises are a part, or of defects therein or in any fixtures or equipment.

                                  ARTICLE XVII.
                                     NOTICES

Section 17.1. Sending of Notices.
     Any notice, request, demand, approval or consent given or required to be given under this Lease shall be in writing and shall be deemed to have been given on the third (3rd) day following the day on which the same shall have been mailed by United States registered or certified mail, return receipt requested, with all postal charges prepaid, addressed, if intended for Landlord, to Landlord, I 00 East Diamond Avenue, Hazleton, PA 18201 or, if intended for Tenant, to Tenant, Armitec Inc. (owner) and Jack Young Inc. Either party may, at any time, change its address for the above purposes by sending a notice to the other party stating the change and setting forth the new address.

Section 17.2. Notice to Mortgagees.
     If any Mortgagee shall notify Tenant that it is the holder of a Mortgage affecting the Premises, no notice, request or demand thereafter sent by Tenant to Landlord shall be effective unless and until a copy of the same shall also be sent to such Mortgagee to such address as such Mortgagee shall designate.

                                 ARTICLE XVIII.
                                  MISCELLANEOUS

Section 18.1. Excuse of Landlord's Performance.
     Anything in this Agreement to the contrary notwithstanding, providing such cause is not due to the willful act or gross neglect of Landlord, Landlord shall not deem in default with respect to the performance of any of the terms, covenants and conditions of this Lease if the same shall be due to any strike, lock-out, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, through act of God or other cause beyond the control of Landlord.

Section 18.2. Excuse of Tenant's Performance.
     Anything in this Agreement to the contract notwithstanding, providing such cause is not due to the willful act or gross neglect of Tenant, Tenant shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease if the same shall be due in any strike, lock-out, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations; or controls, inability to obtain any material, service or financing, through act of God or other cause beyond the control of Tenant.

Section 18.3. Recording.
     Tenant shall not record this Lease without the written consent of Landlord, and any attempt on Tenant's part to do so without Landlord's consent first obtained in writing shall constitute an immediate Event of Default by Tenant hereunder, entitling Landlord to pursue any and all the remedies available to Landlord in such event.

Section 18.4. Memorandum of Lease.
     The parties hereby agree that, upon the request of either party, each will execute, acknowledge and deliver a short form or memorandum of this Lease in recordable form. Recording, filing and like charges and any stamp, charge for recording, transfer or other tax shall be paid by the party requesting execution of the same.

Section 18.5. Remedies Cumulative.
     No reference to any specific right or remedy shall preclude Landlord from exercising any other right or from having any other remedy or from maintaining any action to which it ma, otherwise be entitled at law or in equity. No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof, or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach, agreement, term, covenant or condition. No waiver by Landlord of any breach by Tenant under this Lease shall affect or alter this Lease in any way whatsoever.

Section 18.6. Successors and Assigns.
     This Lease and the covenants and conditions herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its successors and assigns and shall insure to the benefit of Tenant and only such assigns of Tenant to whom the assignment of this Lease by Tenant has been consented to by Landlord. Upon ally sale or other transfer by Landlord of its interest in the Premises, Landlord shall be relived of any obligation under this Lease occurring thereafter.

Section 18.7. Compliance with Laws and Regulations.
     Tenant, at its sole cost and expense, shall comply with and shall cause the Premises to comply with (a) all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations and ordinances affecting the Premises or any part thereof, or the use thereof, including those which require the making of any structural, unforeseen or extraordinary changes, whether or not any such statutes, laws, rules, orders, regulations or ordinances which may be hereafter enacted involve a change of policy on the part of the governmental body enacting the same, and (b) all rules, orders and regulations of the National Board of Fire Underwriters of Landlord's fire insurance rating organization or other bodies exercising similar functions in connection with the prevention of fire or the correction of hazardous condition, which apply to the Premises.

Section 18.8. Broker's Commission.
     Each of the parties represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease, and agrees to indemnify the other against, and hold it harmless from, all liability arising from an, such claim including, without limitation, the cost of counsel fees in connection therewith.

Section 18.9. Accord and Satisfaction.
     No payment by Tenant or receipt by Landlord of a lesser amount that the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided.

Section 18.10. No Joint Venture.
     Any intention to create a joint venture or partnership relation between the parties hereto is hereby expressly disclaimed.

Section 18.11. No Modification.
     This writing is intended by the Parties as a final expression of their agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations, and representations between the parties having been incorporated herein. No course of prior dealings between the parties or their officers, employees, agents and affiliates shall be relevant or admissible to supplement, explain or vary any of the terms of this Lease. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease. No representations, understandings or agreements have been made or relied upon in the making of this Lease other than those specifically set forth herein. This Lease can be modified only by a writing signed by the party against whom the modification is enforceable.

Section 18.12. Severability.
     If any term or provision, or any portion thereof, of this Lease, or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to person or circumstances other than those as to which it is held invalid or unenforceable shall not be affected and each term covenant and condition of this Lease shall be valid and enforced to the fullest extent permitted by law. Furthermore, each covenant, agreement, obligation and other provision contained in this Lease is, and shall be deemed and construed a separate and independent covenant of the party bound by, undertaking or making the same, and not dependent on any other provisions of this Lease unless expressly so provided.

Section 18.13. Third Party Beneficiary.
     Nothing contained in this Lease shall be construed so as to confer upon any other party the rights of a third party beneficiary except rights contained herein for the benefit of the Mortgagee.

Section 18.14. Corporate Tenants.
     The persons executing this Lease on behalf of Tenant hereby covenant and warrant that: Tenant is duly constituted corporation qualified to do business in Pennsylvania; all Tenant's franchise and corporate taxes have been paid to date; all future forms, reports, fees and other documents necessary for Tenant to comply with applicable laws will be filed by `Tenant when due; and such persons are duly authorized by the Board of Directors of such of such corporation to execute and deliver this Lease on behalf of the corporation.

Section 18.15. Applicable Law.
     This Lease and the rights and obligations of the parties hereunder shall be construed in accordance with the laws of the state of Pennsylvania.

Section 18.16. Performance of Landlord's Obligations by Mortgagee.
     Tenant shall accept performance of any of Landlord's obligations hereunder by any Mortgagee.

Section 18.17. Limitation of Liability.
     Anything contained in any provision of the Lease to the contrary notwithstanding, if Landlord defaults in any covenant or undertaking to be performed by Landlord hereunder, neither Tenant nor any person claiming under, by or through Tenant shall be entitled to take any action to procure a money judgment in personam against (a) any person or entity who is a shareholder, officer or employee in Landlord, or (b) any of the respective successors and assigns, heirs or personal representatives of such person or entity; provided, that nothing in the provisions of this Section 18.17 shall be deemed to alter or impair the enforceability of rights and remedies of the Tenant and any person claiming under, by or through Tenant hereunder or under any such provisions against the Landlord itself, except that any such money judgment obtained against Landlord may be executed only against the Landlord and Landlord's equity interest in the Premises or Landlord's Building and not against (a) any general partner in Landlord, (b) any of the respective heirs, personal representatives, successors and assigns of any such general partner, or (c) any of the assets of any such general partner or of their respective heirs, personal representatives, successors and assigns.

     IN WITNESS WHEREAS, the parties have hereto intending to be legally bound hereby having executed this Lease as of the day and year first above written.

Section 2.2. Renewal
--------------------

1/l/2004 - 12/31/2004        $112,520.04       $9,376.67/mo.       $1.94/sq. ft.
1/l/2005 - 12/31/2005        $114,840.00       $9,570.00/mo.       $1.98/sq. ft.
1/l/2006 - 12/31/2006        $118,320.00       $9,860.00/mo.       $2.04/sq. ft,

Section 3.1 Rent Payable
------------------------

Tenant agrees to pay $40,000 in back rent at date of lease commencement and in addition to monthly rent of $8,941.67, will pay $5,740.93 per month toward back rent for a total of $14,682.60/month. Payments of $14,682.60 will continue monthly until the total of $177,782.33 in back rent is paid in full. If at any time during the term of this lease a payment is missed, unless agreed upon between landlord and tenant, eviction procedures will be started.

                           ACKNOWLEDGMENT OF LANDLORD



COMMONWEALTH OF PENNSYLVANIA      :
                                  : ss.
COUNTY OF LUZERNE                 :



     ON THIS, the ____ day of ____________, ____, before me, a Notary Public in and for said county, personally appeared ________________________, who acknowledged himself to be the ____________ of Sargent Realty, a division of Sargent Art, Inc., and that he as such ____________ being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of Sargent Realty, a division of Sargent Art, Inc. by himself as ____________. WITNESS my hand and official seal the day and year aforesaid.


                                                    ____________________________
                                                    Notary Public





(Seal)



My Commission Expires:

                            ACKNOWLEDGMENT OF TENANT



COMMONWEALTH OF PENNSYLVANIA        :
                                    : ss.
COUNTY OF LUZERNE                   :



     ON THIS, the ____ day of ____________, ____, before me, a Notary Public in and for said county, personally appeared ________________________, who acknowledged himself to be the ____________ of ________________________ and that he as such ____________, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of ________________________ by himself as. WITNESS my hand and official seal the day and year aforesaid.


                                                   _____________________________
                                                   Notary Public





(Seal)



My Commission Expires: